AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
January 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 94.7%
	Brazil — 8.6%
18,811	CPFL Energia SA	$137,929
101,350	CSN Mineracao SA	140,300
21,144	Hypera SA	135,950
13,388	Telefonica Brasil SA	138,998
39,185	TIM SA	138,148
		691,325
	Chile — 3.4%
77,606	Cencosud SA	134,733
1,860,040	Cia Sud Americana de Vapores SA	133,712
		268,445
	China — 19.4%
285,000	China CITIC Bank Corporation, Ltd. - H Shares	141,092
236,000	China Construction Bank Corporation - H Shares	140,080
475,000	China Everbright Bank Company, Ltd. - H Shares	140,970
1,424,000	China Tower Corporation, Ltd. - H Shares (a)	158,481
264,000	Chongqing Changan Automobile Company, Ltd. - Class B	135,086
366,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	142,331
132,000	COSCO SHIPPING Holdings Company, Ltd. - H Shares	138,632
346,000	Dongfeng Motor Group Company, Ltd. - H Shares	133,668
56,400	Sinopharm Group Company, Ltd. - H Shares	148,265
28,000	Tianqi Lithium Corporation - H Shares	123,394
68,000	Yanzhou Coal Mining Company, Ltd. - H Shares	139,527
		1,541,526
	Czech Republic — 1.7%
3,594	CEZ AS	136,504
	Egypt — 3.3%
83,950	Abou Kir Fertilizers & Chemical Industries	263,234
	Greece — 3.4%
4,909	Motor Oil Hellas Corinth Refineries SA	134,803
7,784	OPAP SA	135,455
		270,258
	Hong Kong — 3.3%
9,000	Orient Overseas International, Ltd.	134,011
85,000	SITC International Holdings Company, Ltd.	129,176
		263,187
	Hungary — 1.8%
5,147	Richter Gedeon Nyrt	139,649
	Indonesia — 5.2%
2,458,400	Hanjaya Mandala Sampoerna Tbk PT	136,318
337,200	Indofood Sukses Makmur Tbk PT	136,226
1,934,000	Perusahaan Gas Negara Tbk PT	142,783
		415,327
	Kuwait — 1.7%
80,518	Mobile Telecommunications Company KSC	137,687
	Luxembourg — 1.7%
3,541	Ternium SA - ADR	136,895
	Malaysia — 1.8%
33,400	United Plantations BHD	139,673
	Mexico — 1.7%
79,956	Fibra Uno Administracion SAB de CV	136,073
	Republic of Korea — 9.6%
4,495	GS Holdings Corporation (b)	155,935
4,249	Hana Financial Group, Inc.	152,176
2,107	Kia Corporation (b)	162,447
2,156	KT&G Corporation	146,355
18,841	LG Uplus Corporation	144,415
		761,328
	Russian Federation — 0.0% (c)
5,978	X5 Retail Group NV - GDR (b)(d)	0
	South Africa — 5.3%
14,231	African Rainbow Minerals, Ltd.	141,922
13,329	Exxaro Resources, Ltd.	134,209
227,475	Growthpoint Properties, Ltd.	144,933
		421,064
	Taiwan — 10.5%
22,000	Catcher Technology Company, Ltd.	136,711
139,000	Pou Chen Corporation	140,335
11,000	Simplo Technology Company, Ltd.	142,687
60,000	Synnex Technology International Corporation	138,021
49,000	WPG Holdings, Ltd.	136,513
28,000	WT Microelectronics Company, Ltd.	141,344
		835,611
	Thailand — 6.9%
215,800	Bangkok Chain Hospital pcl - NVDR	137,470
178,000	Bangkok Dusit Medical Services pcl - NVDR	137,975
765,700	Banpu pcl - NVDR	133,813
37,200	Electricity Generating pcl - NVDR	137,885
		547,143
	Turkey — 1.9%
439,597	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	145,595
	United Arab Emirates — 3.5%
74,369	Emaar Development PJSC	140,924
68,742	Emaar Properties PJSC	139,058
		279,982
	TOTAL COMMON STOCKS (Cost $7,596,927)	7,530,506

	PREFERRED STOCKS — 3.6%
	Brazil — 3.6%
58,788	Cia Energetica de Minas Gerais	137,300
18,107	Petroleo Brasileiro SA	149,331
		286,631
	TOTAL PREFERRED STOCKS (Cost $195,482)	286,631

	SHORT-TERM INVESTMENTS — 0.6%
45,874	Invesco Government & Agency Portfolio - Class Institutional, 5.24% (e)	45,874
	TOTAL SHORT-TERM INVESTMENTS (Cost $45,874)	45,874

	TOTAL INVESTMENTS (Cost $7,838,283) — 98.9%	7,863,011
	Other Assets in Excess of Liabilities — 1.1%	83,697
	NET ASSETS — 100.0%	$7,946,708

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.
GDR Global Depositary Receipt.
NVDR Non-Voting Depositary Receipt.

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At January 31, 2024, the value of these securities amounted to $158,481 or 2.0% of net assets.

(b) Non-income producing security.
(c) Represents less than 0.05% of net assets.
(d) Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(e) Rate shown is the annualized seven-day yield as of January 31, 2024.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

AAM S&P Emerging Markets High Dividend Value ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$7,530,506	$–	$0	$7,530,506
Preferred Stocks	286,631	–	–	286,631
Short-Term Investments	45,874	–	–	45,874
Total Investments in Securities	$7,863,011	$–	$0	$7,863,011

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.